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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in the Post-Effective Amendment No. 1 to Registration Statement No. 333-42182 of Mylan Laboratories Inc. on Form S-8 of our report dated June 16, 2003, appearing in this Annual Report on Form 11-K of the Mylan Profit Sharing 401(k) Plan for the year ended December 31, 2002.


/s/ Deloitte & Touche LLP
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June 30, 2003
Pittsburgh, Pennsylvania